Exhibit 32.2


                            QUADRAMED CORPORATION
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               SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
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     In connection with this Quarterly Report on Form 10-Q/A of QuadraMed Corporation for the period ended March 31, 2002, I, Charles J. Stahl, Chief Financial Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. this Form 10-Q/A for the period ended March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

2. the information contained in this Form 10-Q/A for the period ended March 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.


Date:  August 15, 2003                            /s/ Charles J. Stahl
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                                          Charles J. Stahl
                                          Chief Financial Officer


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